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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

FACTUAL DATA CORP.

(Name of Registrant as Specified In Its Charter)

NONE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (02-02)	Persons who potentially are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

The Securities and Exchange Commission should contact:

Samuel E. Wing, Esq. Jones & Keller, P.C. 1625 Broadway, Suite 1600 Denver, Colorado 80202 303-573-1600 (telephone) 303-573-0769 (facsimile)

with respect to comments.

FACTUAL DATA CORP.
5200 Hahns Peak Drive
Loveland, Colorado 80538
(970) 663-5700

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
May 2, 2003

To the Shareholders of Factual Data Corp.:

Date:	May 2, 2003
Time:	8:00 a.m.
Place:	Building # 1, Conference Center 5200 Hahns Peak Drive Loveland, Colorado

We are holding this meeting:

1.	To elect three members of the Board of Directors to serve three year terms and until their successors are elected and qualified;

2.	To consider and act upon a proposal to increase the number of shares reserved for issuance under our 1999 Employee Formula Award Stock Option Plan from 600,000 to 1,000,000 shares;

3.	To consider and vote upon a proposal to approve the selection by the Audit Committee of the Board of Directors of the firm of BDO Seidman, LLP as our independent public accountants for the year ending December 31, 2003; and

4.	To transact any other business properly brought before the meeting or any adjournment thereof.

     You are cordially invited to attend the meeting in person. To ensure that you are represented at the meeting, please fill in, sign, and return the enclosed proxy card as promptly as possible. Your early attention to the proxy statement and proxy card will be greatly appreciated. If your shares are held in street or nominee name, please respond to the record holder’s communication with you as soon as possible so that your shares can be represented at the meeting.

By Order of the Board of Directors

/s/ Russell E. Donnan Russell E. Donnan, Secretary

April 8, 2003

PROXY STATEMENT/ANNUAL MEETING OF SHAREHOLDERS
GENERAL INFORMATION ABOUT VOTING
PROPOSAL 1: ELECTION OF THREE DIRECTORS
EXECUTIVE COMPENSATION
EXECUTIVE OFFICERS’ STOCK OPTIONS
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
OUR AUDIT COMMITTEE
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
PERFORMANCE GRAPH
PROPOSAL 2: TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER OUR 1999 EMPLOYEE FORMULA AWARD STOCK OPTION PLAN
PROPOSAL 3: APPROVAL OF AUDIT COMMITTEE’S SELECTION OF THE INDEPENDENT PUBLIC ACCOUNTANTS
DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
OTHER MATTERS

FACTUAL DATA CORP.
5200 Hahns Peak Drive
Loveland, Colorado 80538

PROXY STATEMENT/ANNUAL MEETING OF SHAREHOLDERS

     This proxy statement is furnished to you in connection with the solicitation of proxies by our Board of Directors for use at our annual meeting of shareholders to be held on May 2, 2003 and any adjournment thereof. This proxy statement and the enclosed proxy card were sent to shareholders on or about April 8, 2003.

     The following matters will be acted on at our meeting:

1.	Election of three members of our Board of Directors to serve three year terms and until their successors are elected and qualified;

2.	Consider and act upon a proposal to increase the number of shares reserved for issuance under our 1999 Employee Formula Award Stock Option Plan from 600,000 to 1,000,000 shares;

3.	Consider and vote upon a proposal to approve the selection by the Audit Committee of the Board of Directors of the firm of BDO Seidman, LLP as our independent public accountants for the year ending December 31, 2003; and

4.	Any other business as may properly come before our meeting or any adjournment thereof.

GENERAL INFORMATION ABOUT VOTING

Who can vote?

     You can vote your shares of common stock if our records show that you owned the shares on March 21, 2003. A total of 6,190,884 shares of common stock can vote at the meeting. Each share of common stock is entitled to one vote. Each proxy card indicates the number of shares that you will be entitled to vote at the meeting.

How do I vote by proxy?

     Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope. The proxyholders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a matter, the proxyholders will vote for you on that proposal. Unless you instruct otherwise, the proxyholders will vote:

•	for the election of the three nominees for director identified in this proxy statement;

•	for the proposal to increase the number of shares reserved for issuance under our 1999 Employee Formula Award Stock Option Plan from 600,000 to 1,000,000 shares

•	for the proposal to approve the selection by the Audit Committee of the Board of Directors of the firm of BDO Seidman, LLP as our independent public accountants for the year ending December 31, 2003; and

•	in the discretion of the proxyholders with respect to any other matters properly brought before the meeting and any adjournment thereof.

What if other matters come up at the meeting?

     The matters described in this proxy statement are the only matters we know will be voted on at the meeting. If other matters are properly presented at the meeting, the proxyholders will vote your shares in their discretion.

Can I change my vote after I return my proxy card?

     Yes. At any time before the vote on a proposal, you can change your vote either by giving our secretary, Russell E. Donnan, at our address shown above, a written notice revoking your proxy card or by signing, dating, and returning to us a new proxy card. We will honor the proxy card with the latest date.

Can I vote in person at the meeting rather than by completing the proxy card?

     Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the meeting and vote your shares in person, even if you have previously completed and returned a proxy card.

What do I do if my shares are held in “street name”?

     If your shares are held by your broker, a bank, or other nominee, you will probably receive this proxy statement from them with instructions for voting your shares. Please respond quickly so that they may represent you.

     If your shares are held in the name of a broker, bank, or other nominee, and you do not tell that person how to vote your shares (so-called “broker non-votes”), that person can vote them as it sees fit only on matters that self regulatory organizations determine to be routine. Broker non-votes will be counted as present to determine if a quorum exists, but will not be counted as present and entitled to vote on any non-routine proposal.

How are votes counted?

     We will proceed with the shareholders meeting if at least one-third of the outstanding shares of common stock entitled to vote either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card. In the election of three directors, the three nominees receiving the highest number of votes cast in their favor will be elected to the board. The proposal to increase from 600,000 to 1,000,000 the number of shares reserved for issuance under our 1999 Employee Formula Award Stock Option Plan and the proposal to approve the selection by the Audit Committee of the Board of Directors of our independent accountants for 2003 will require the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting; however, the proposal to approve the independent accountants is advisory in nature and is not binding on us, our Board of Directors or our Audit Committee.

Who pays for this proxy solicitation?

     We will pay the cost of this solicitation. In addition to sending you these materials, some of our officers or directors may contact you by telephone, by mail, or in person. None of these individuals will receive any extra compensation for doing this.

Annual Report and Other Matters

     Our 2002 Annual Report to Shareholders, which was mailed to shareholders with this proxy statement, contains financial and other information about our company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained in “Compensation Committee Report on Executive Compensation,” “Report of the Audit Committee,” and “Performance Graph” below shall not be deemed “filed” with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

     We will provide upon written request, without charge to each shareholder of record as of the record date, a copy of our annual report on Form 10-K for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission. Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense incurred by us in furnishing such exhibits. Any such requests should be directed to our corporate secretary at our executive offices set forth in this proxy statement.

PROPOSAL 1: ELECTION OF THREE DIRECTORS

Introduction

     Our Board of Directors is divided into three classes, with each class serving a three-year term. Each director holds office until the first meeting of shareholders immediately following the expiration of his three-year term of office or until his successor is qualified and elected.

•	Messrs. James Donnan, Neiberger and Goodwin were elected at our 2000 annual meeting of shareholders for terms expiring at this meeting;

•	Messrs. J.H. Donnan and Helle were elected at our 2001 annual meeting of shareholders for terms expiring at our 2004 meeting; and

•	Messrs. Terry and Rajput were elected at our 2002 annual meeting of shareholders for terms expiring at our 2005 meeting.

     We have nominated Messrs. James Donnan, Neiberger and Goodwin for re-election as directors for three-year terms expiring in 2006 or until their respective successors are elected and qualified. Although we anticipate that all of the nominees will be available to serve as directors, if any of them does not accept the nomination, or otherwise is unwilling or unable to serve, the proxies will be voted for a nominee, if any, designated by the Board of Directors to fill the vacancy.

     Your Board of Directors recommends a vote FOR the election of Messrs. James Donnan, Neiberger and Goodwin. Proxies solicited by the Board of Directors will be voted for them unless instructions are given to the contrary.

Our Directors, Officers and Nominees

     The following sets forth certain information regarding the three director nominees and each of our other directors and executive officers:

Name	Age	Position

J.H. Donnan(1)	57	Chairman of the Board and Chief Executive Officer
James N. Donnan	31	President, Director and Nominee
Todd A. Neiberger	38	Chief Financial Officer, Director and Nominee
Russell E. Donnan	39	Chief Information Officer and Corporate Secretary
Robert J. Terry(1)(2)	62	Director
Abdul H. Rajput(1)(2)	56	Director
Daniel G. Helle(1)	41	Director
J. Barton Goodwin(2)	56	Director and Nominee

(1)	Member of our Compensation Committee

(2)	Member of our Audit Committee

     J.H. Donnan has served as our Chairman of the Board and Chief Executive Officer since he founded our company in January 1985 and served as our President until July 2000. Mr. Donnan is responsible for oversight of corporate development and services, operations, technical development, and policies and procedures. Mr. Donnan’s prior experience includes 15 years in financial services where he was responsible for lending and servicing a multi-hundred-million-dollar portfolio and managing geographically diverse branches with many employees. Mr. Donnan served as a founding member and past president of the National Credit Reporting Association, a trade association established to promote ethical standards and fair competition within the credit reporting industry. Mr. Donnan is currently a Board member of Consumer Data Industry Association (CDIA), formerly the Associated Credit Bureaus, Inc., an international trade association representing consumer credit, mortgage reporting, collection service, tenant screening, and employment reporting companies.

     James N. Donnan has served as our President since July 2000 and as a director since January 1998, and is responsible for management of our internal operations. Mr. Donnan’s duties also include overall sales, growth, and customer service development. Mr. Donnan has been employed by us in various capacities on a full-time basis since 1994 and on a part-time basis from 1986 to 1994. Mr. Donnan served as our Corporate Secretary from January 1998 until July 2000, and as our Vice President from October 1999 until July 2000. Mr. Donnan graduated from Colorado State University in 1994 with a degree in history.

     Todd A. Neiberger has served as our Chief Financial Officer since March 1995 and as a director since January 1998. Mr. Neiberger joined our company in March 1995 with 10 years’ experience in staff, senior, and management level positions with various public accounting firms. From 1994 through 1995, Mr. Neiberger served as the audit manager of Rickards & Co. P.C., and from 1991 through 1993 he served as the tax manager for Krutchen & Co., both Fort Collins, Colorado-based certified public accounting firms. From 1988 through 1990, Mr. Neiberger was employed with a local Colorado certified public accounting firm, as a staff and senior level accountant in the audit and tax department. Mr. Neiberger is a Certified Public Accountant. Mr. Neiberger graduated from the University of Northern Colorado in 1987 with a degree in accounting.

     Russell E. Donnan has served as our Chief Information Officer since March 1998 and as our Corporate Secretary since July 2000. Mr. Donnan is responsible for technical project management for software and support services. Before joining our company in August 1993, Mr. Donnan served as a senior design engineer at Apple Computer, Inc. in the Power Book division from February 1992 through August 1993. Mr. Donnan is experienced in the super computer field and was previously employed by Convex Computer Corp. (from 1990 through 1992) and as a founding member and employee of Key Computer (from 1988 through 1990), now a subsidiary of Amdahl Corporation. Mr. Donnan graduated from The Ohio State University in 1987 with a degree in electrical engineering.

     Robert J. Terry has served as a director of our company since February 1998. From February 1994 to his retirement in January 1998, Mr. Terry served as a director, president, and chief operating officer of Mail-Well, Inc., a publicly traded envelope manufacturer and printing company. Prior to his Mail-Well experience, Mr. Terry was associated with Georgia Pacific Corporation and its predecessor companies in various management positions, including Executive Vice President of its envelope division and as regional vice president for Butler Paper Company. Mr. Terry graduated from DePaul University with a degree in business, and the Advanced Executive Program at the University of Michigan in 1988.

     Abdul H. Rajput has served as a director of our company since February 1998. Since March 2002, Mr. Rajput has served as President of HomePride Finance Corporation. He served as an executive vice president of national operations of GreenPoint Credit, LLC from September 1998 through February 2002. From 1991 to September 1998, Mr. Rajput served as senior vice president of administration with a subsidiary of Bank of America Corporation. From 1990 and until its acquisition by us in August 1998, Mr. Rajput owned and operated Factual Data Minnesota, Inc., one of our former franchisees, which operates in Minnesota and Iowa. Mr.

Rajput graduated from the university of Sindh, Pakistan with a degree in mathematics in 1968 and a masters degree in statistics in 1970.

     Daniel G. Helle has served as a director of our company since March 1999. Since 1992, Mr. Helle has served as a Managing Director of CIVC Partners LLC and its predecessor, Continental Illinois Venture Corporation, a private equity investment subsidiary of Bank of America Corporation. From 1989 to 1992, Mr. Helle served as a vice president of Continental Illinois Venture Corporation. Mr. Helle is also a director of several private companies. Mr. Helle obtained a degree in finance from Western Illinois University in 1982 and a masters degree in finance from the University of Illinois in 1984.

     J.     Barton Goodwin has served as a director of our company since July 1999. Since 1986, Mr. Goodwin has served as a General Partner of BCI Partners, Inc., a private capital investment group. Mr. Goodwin is also a director of BKF Capital Group, Inc., an asset management company traded on the New York Stock Exchange. Mr. Goodwin is also a director of several private companies. From 1974 to 1986, Mr. Goodwin was a shareholder and Vice President of Kidder, Peabody & Co., Inc. where he performed corporate finance services. Mr. Goodwin graduated from Washington & Lee University and he obtained a masters degree in business administration from Columbia University.

     Russell and James Donnan are sons of J.H. Donnan.

     In connection with a private placement of our securities completed in April 1999, the four members of the Donnan family agreed to vote their shares of common stock in favor of CIVC Fund L.P.’s nominee (currently Mr. Helle) as a director so long as the fund owns at least 177,600 shares of our common stock. We also agreed that we would not liquidate, dissolve, or enter into any merger, consolidation, joint venture, recapitalization, partnership, or other combination, or sell, lease or dispose of or permit any subsidiary to sell, lease or otherwise dispose of, more than 50% of our consolidated assets without the prior unanimous approval of a special committee of our Board of Directors. The special committee would consist of the CIVC director and two other members of our board who are (i) independent directors, and (ii) appointed to serve on the special committee by the CIVC director.

Director Compensation

     Our directors who are also employees do not receive any additional compensation for their services as directors. During calendar 2003, non-employee directors will receive an annual retainer of $12,000 plus a reasonable travel allowance per meeting, subject to a $500 deduction for each meeting not attended. Non-employee directors who serve on a committee will receive $1,000 per committee assignment. We also intend to grant to each non-employee director options to purchase 2,500 shares of our common stock at an exercise price equal to the market price of our stock on the date of grant. The option will be prorated for non-employee directors who do not serve for the entire year.

Board Meetings and Committees

     Our Board of Directors held nine meetings during the fiscal year ended December 31, 2002. No director attended fewer than 75 percent of the total number of meetings of our board or the total number of meetings held by all committees of the board on which he served. Our Board of Directors has a compensation and an audit committee, the function and membership of which are each described below. Our audit committee held seven meetings and our compensation committee held two meetings during the year ended December 31, 2002. We do not have a nominating committee; all nominations to our Board of Directors are made by action of the full board.

     Our Board of Directors’ agendas are developed through discussions with management and board members, and are focused on business performance and strategic issues, leadership, and recent developments. Presentation materials are sent to board members for review in advance of each meeting. Other information and data important to understanding of the business, including financial and operating information, is distributed regularly to the board. Minutes of all board meetings are provided to each board member, and a report of each committee meeting is given to the full board. The board reviews and discusses in depth our company’s long-term strategic goals and plan at least annually. A detailed discussion of our business is held at each board meeting, including business environment and outlook, performance compared to competitors, action plans for the future, and other key issues.

     Our bylaws authorize our Board of Directors to appoint among its members one or more committees consisting of one or more directors. Our Audit Committee, as more fully described in its Charter attached as Appendix A, reviews the annual financial statements, any significant accounting issues, and the scope of the audit with our independent auditors, and discusses with the auditors any other audit-related matters that may arise during the year. Our Compensation Committee reviews and acts on matters relating to compensation levels and benefit plans for key executives of our company.

     We regularly monitor developments in the area of corporate governance. In July 2002, Congress passed the Sarbanes-Oxley Act which, among other things, sets forth a number of new corporate governance standards and disclosure requirements. In addition, Nasdaq has recently proposed changes to its corporate governance and listing requirements. Many of the requirements of the Sarbanes-Oxley Act and the proposed Nasdaq rules are subject to final SEC rule-making initiatives and, therefore, have not yet become effective. When effective, many of the requirements may be subject to lengthy transitional provisions. In anticipation of the final effectiveness of these requirements, our Board of Directors and its Committees have initiated actions to pre-comply with certain of the proposed rules. These actions include adopting an amended Audit Committee Charter, which reflects certain changes required under the Sarbanes-Oxley Act in recently proposed SEC rules, and under proposed Nasdaq governance and listing standards. A copy of the new Audit Committee Charter is attached hereto as Appendix A. As new rules are promulgated, we expect during 2003 to adopt (i) a Compensation Committee Charter, outlining the duties of the Compensation Committee and requiring that each member meet the independence requirements of Nasdaq, (ii) adopt a Code of Conduct for our officers and directors, and (iii) adopt a detailed set of Corporate Governance and Disclosure Principles.

     Our board and each of our Committees will continue to monitor the progress of pending corporate governance legislation and related rule-making initiatives and will continue to evaluate Committee charters, duties and responsibilities with the intention of maintaining full compliance with new laws, rules and regulations. Some of these new rules may require us to change Committee appointments or add board members to satisfy new legal or listing standards.

EXECUTIVE COMPENSATION

Cash and Other Compensation

     The following table sets forth certain information concerning compensation paid to our Chief Executive Officer and each other executive officer whose salary and bonus exceeded $100,000 during calendar 2002.

Summary Compensation Table

				Long-Term
				Compensation

				Awards
	Annual Compensation
				Securities
				Underlying
Name	Year	Salary(1)	Bonus(2)	Options(3)

J.H. Donnan	2002	$295,212	$363,000	8,192
Chief Executive Officer	2001	267,006	241,203	7,644
	2000	172,414	—	4,202
James N. Donnan	2002	$177,580	$158,400	4,430
President	2001	149,939	94,168	4,247
	2000	99,355	—	2,629
Todd A. Neiberger	2002	$138,125	$107,250	2,294
Chief Financial Officer	2001	118,750	57,012	17,297
	2000	86,929	—	1,579
Russell E. Donnan	2002	$189,002	$154,880	3,637
Chief Information Officer	2001	177,856	107,086	3,597
	2000	124,609	—	2,143

(1)	The listed executive officers also received certain perquisites, the value of which did not exceed, in the case of each officer, the lesser of $50,000 or 10% of their salary and bonus during any fiscal year.

(2)	Represents bonuses earned by executive officers under our MBO Incentive-Based Compensation Program and our EBITDA Bonus Program. See following caption “Our Bonus Programs.”

(3)	The exercise price of all stock options were equal to the fair market value of our common stock on the date of grant. See “Executive Officers’ Stock Options” below.

Our Bonus Programs

     During 2001, our Board of Directors adopted two separate bonus programs for evaluating and compensating selected executive officers and key employees. Under the MBO Incentive-Based Compensation Program, our Compensation Committee sets performance objectives and goals at the beginning of the year for selected executive officers and key employees. If all performance objectives are achieved, the employee will be entitled to a bonus, as determined by the Compensation Committee, of 20% to 35% of the employee’s base salary. Our executive officers and key employees earned bonuses totaling $382,660 in 2002 under this program.

     Under the EBITDA Bonus Program, our executive officers can earn bonuses of increasing percentages of their base salary if we achieve specified EBITDA thresholds during the fiscal year. Our executive officers earned bonuses totaling $730,619 in 2002 under this program.

1999 Formula Award Stock Option Plan

     In August 1999, our Board of Directors adopted our 1999 Formula Award Stock Option Plan, and our shareholders approved the plan during October 1999. Our board amended the plan during June 2000, and our shareholders approved the amendment to the plan during July 2000. The purpose of the plan is to encourage ownership of our common stock by eligible employees, to provide increased incentive for such employees to render services and to exert maximum effort for our success, and to align further the interests of our employees and shareholders. Employees who have been employed by us for at least one year are eligible to participate in the 1999 plan. Full-time employees of companies that we acquire are eligible to participate in the 1999 plan beginning the month following 60 days after the closing date of the acquisition, so long as the employee has completed one year of service.

     The 1999 plan provides for the annual grant of options to purchase shares of our common stock to eligible persons. We have reserved for issuance 600,000 shares of our common stock under the plan. As of March 3, 2003, we had issued 3,991 shares of common stock under the 1999 plan, there were outstanding options to purchase 548,726 shares of common stock under the plan, and there were 47,283 shares of common stock available for grant under the plan.

     Our Board of Directors, or a committee of two or more non-employee directors designated by the board, administers the 1999 plan. The plan administrator will have full authority to construe, interpret, amend, and apply the terms of the plan. The plan administrator will have the right to either terminate the plan or indefinitely suspend or cancel the future grant of options under the 1999 plan. Unless earlier terminated by our Board of Directors, the plan will terminate December 14, 2009.

     Annually on January 15, and subject to adjustment by the plan administrator, we will grant each eligible employee options to purchase that number of shares of common stock determined by the sum of

•	the quotient of (a) 10% of the employee’s compensation for the preceding year, divided by (b) the fair market value of the common stock; plus

•	the product of (i) 10% of the quotient obtained above, multiplied by (ii) the number of years in which the eligible person has been employed with our company.

Fractional shares will not be issued and will be rounded down to the nearest whole share. Each option shall have a term of ten years, an exercise price equal to the fair market value of the common stock, and 20% of the shares underlying each option shall vest and become exercisable on each of the first five anniversaries of the date of grant. As a result of the formula above, our more highly paid employees, such as our executive officers, likely will receive more options than other employees. If there are insufficient shares reserved under the plan to cover the number of option grants required under the plan in any year, then the number of shares underlying each grant will be proportionately reduced for each eligible employee.

     If an employee ceases to be employed by us for any reason other than death, disability, or retirement, the employee may exercise any vested options for a three-month period following his or her termination. In the event of death, disability, or retirement, the optionee (or the optionee’s estate) may exercise any options, to the extent such options were exercisable on the date of death, disability, or retirement, for one year (or in no event after the expiration of the option) following the date of death, disability, or retirement.

     In the event of a merger or consolidation of our company, the sale of all or substantially all of our assets, or a similar transaction in which we are not the surviving company and the plan will be discontinued, all options outstanding under the 1999 plan will immediately vest and become exercisable. In the event of such a transaction, the board will give no less than 20 days’ notice to the plan participants of such transaction so that the optionholders will have the right to exercise all or any portion of their options. At the end of the period, any options granted under the plan may be terminated as of a date fixed by the plan administrator. If any change is made in the common stock subject to the 1999 plan, or subject to any award granted under the plan (through stock dividends, stock splits, combination of shares, or otherwise), the plan provides that appropriate adjustments will be made as to the aggregate number and exercise prices with respect to each outstanding option.

1997 Stock Incentive Plan

     During June 1997, our Board of Directors adopted our 1997 Stock Incentive Plan, and our shareholders approved the plan during June 1997. The plan is intended to attract persons of training, experience, and ability to continue as employees, directors, and consultants of our company, and to furnish additional incentive to such persons to become shareholders of our company. Employees, directors, and consultants of our company are eligible to participate in the 1997 plan.

     The 1997 plan provides for the granting of (a) incentive stock options or non-qualified stock options to acquire our common stock, and (b) shares of restricted common stock. We have reserved for issuance 200,000 shares of our common stock under the plan, which may be granted in the form of stock options or shares of restricted stock. As of March 3, 2003, we had issued 3,667 shares of common stock under the 1997 plan, there were outstanding options to purchase 42,725 shares of common stock under the plan, and there were 153,608 shares of common stock available for grant under the plan. If any option expires without being exercised in full, or if the conditions of a restricted stock award are not fulfilled, the shares underlying the option or the shares of restricted stock shall be available for granting of further options or restricted stock awards under the plan.

     Our Board of Directors, or a committee consisting of at least two or more non-employee directors, administers the plan. The administrator has the discretion to interpret the provisions of the plan. The administrator will also determine the persons who will receive awards under the plan, and the number of shares, vesting period, and other terms and conditions of the awards. Our Board of Directors may amend or discontinue the plan at any time, and the plan will expire during June 2007.

     Options granted under the plan may be either incentive stock options, as defined under the Internal Revenue Code, or nonqualified options. The expiration date, maximum number of shares purchasable, vesting provisions, and any other provisions of options granted under the plan will be established at the time of grant. The plan administrator will set the term of each option, but no options may be granted for terms of greater than ten years. Options will vest and become exercisable in whole or in one or more installments at such time as may be determined by the plan administrator. With respect to incentive stock options granted, the exercise price shall not be less than the fair market value of the common stock on the date of grant, and shall not be less than 110% of the fair market value of the common stock on the date of grant in the event an optionee owns 10% or more of our common stock. With respect to nonqualified options, the exercise price may be less than the fair market value of the common stock on the date of grant. If the optionee terminates his or her relationship with our company for any reason, including death or disability, the optionee (or the optionee’s estate) may exercise any vested options for a three-month period following his or her termination.

     We may grant shares of restricted stock to eligible persons upon the payment of consideration, if any, as determined by the plan administrator. The administrator may establish a performance goal that must be achieved as a condition to the retention of the restricted stock. The performance goal may be based on the attainment of performance measurement criteria, which may differ as to various eligible persons. The plan administrator will set the performance criteria and will communicate the criteria in writing to the award recipient prior to the commencement of the period to which the performance relates. During the restricted period, and subject to restrictions on transfer of the shares, the award recipient shall have all voting, dividend, liquidation, and other rights with respect to the common stock. In the event the eligible person ceases to be an employee, director, or consultant during a restriction period, or in the event performance goals attributable to a restricted stock award are not achieved, the shares subject to the award that have not been earned are subject to forfeiture.

     If any change is made in the common stock subject to the 1997 plan, or subject to any award granted under the plan (through stock dividends, stock splits, combination of shares, or otherwise), the plan provides that appropriate adjustments will be made as to the aggregate number and exercise prices with respect to each outstanding award. In the event of a merger, consolidation, or other reorganization of our company, all restrictions relating to restricted stock awards will lapse, and optionees will be entitled to receive upon exercise of the option those shares or other securities that the optionee would have received had the option been exercised prior to such transaction. Upon any other liquidation of our company, any unexercised options under the 1997 plan will be canceled.

1999 Employee Stock Purchase Plan

     During August 1999, our Board of Directors adopted our 1999 Employee Stock Purchase Plan, or ESPP, and our shareholders approved the ESPP during October 1999. The ESPP is intended to provide an opportunity for our employees to acquire a proprietary interest in our company by purchasing shares of our common stock through voluntary payroll deductions. Employees of our company who have completed at least one year of service are eligible to participate in the ESPP. Under the ESPP, eligible employees may purchase shares of our common stock at a purchase price per share equal to 90% of the closing price of our common stock on the offering termination date. The purchase price is to be paid through periodic payroll deductions not to exceed 10% of the participant’s earnings during each three-month offering period. An employee may not participate in the ESPP if the purchase would cause him or her to own 5% or more of our company’s combined voting power or value of our common stock. In addition, no participant may purchase more than $25,000 worth of common stock annually.

     The ESPP provides for successive three-month offering periods, with a new offering period beginning the first day of each January, March, July, and October. The board has the power to change the duration of offering periods with respect to future offerings without shareholder approval if such change is announced at least five days prior to the scheduled beginning of the first offering period affected. Our Board of Directors, or a committee of the board, administers the ESPP and has the authority to construe, interpret, and apply the terms of the ESPP. The board may at any time and for any reason amend or terminate the plan. Unless otherwise terminated by the board, the ESPP will terminate upon the tenth anniversary of adoption by our Board of Directors.

     We have reserved 75,000 shares of our common stock for issuance under the ESPP of which 57,438 shares remain unpurchased. If the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the ESPP, we will make a pro rata allocation of the shares remaining available for purchase among the participants. The shares covered by the ESPP will be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, or other combination or reclassification of our common stock.

     The purchase right of a participant will terminate automatically in the event the participant ceases to be an employee of our company, or in the event of the participant’s death. In such event, any payroll deductions collected from such individual during the three-month period in which such termination occurs will be refunded. In the event of the proposed dissolution or liquidation of our company, the offering period then in progress will be reduced by setting a new offering termination date, and will terminate immediately prior to the consummation of the proposed dissolution or liquidation, unless otherwise provided by the board.

     In the event of a proposed sale of all or substantially all of the assets of our company, or other merger of our company with or into another company, each outstanding option will be assumed or an equivalent option substituted by the successor corporation. In the event the successor corporation refuses to assume or substitute for the option, the offering period then in progress will be reduced by setting a new offering termination date, which will be before the date of the sale or merger.

EXECUTIVE OFFICERS’ STOCK OPTIONS

Stock Option Grants

     Options granted to the executive officers named in the table above during 2002 were as follows:

OPTION/SAR GRANTS IN LAST FISCAL YEAR

	Individual Grants
					Potential Realizable
		Percent of			Value at Assumed
		Total			Annual Rates of
	Number of	Options			Stock Price
	Securities	Granted to			Appreciation
	Underlying	Employees	Exercise or		for Option Term ($)(2)
	Options	in Fiscal	Base Price	Expiration
Name	Granted (#)(1)	Year	($/Sh)	Date	5%	10%

J.H. Donnan	8,192	5.4%	$8.80	1/15/2012	$45,337	$114,892
James N. Donnan	4,430	2.9%	$8.80	1/15/2012	$24,517	$62,130
Todd A. Neiberger	2,294	1.5%	$8.80	1/15/2012	$12,696	$32,173
Russell E. Donnan	3,637	2.4%	$8.80	1/15/2012	$20,128	$51,009

(1)	All options grants to the listed officers are non-qualified stock options exercisable during the ten-year period from the date of grant with such options vesting 20% on each of the first, second, third, fourth, and fifth anniversaries of the date of grant.

(2)	Calculated from a base price equal to the exercise price of each option, which was the fair market value of the common stock on the date of grant. The amounts represent only certain assumed rates of appreciation. Actual gains, if any, on stock option exercises and common stock holders cannot be predicted, and there can be no assurance that the gains set forth on the table will be achieved.

Recent Grants of Stock Options

     During January 2003, we granted options to acquire an aggregate of 38,591 shares of our common stock to our executive officers for services rendered in 2002 under our 1999 Formula Award Stock Option Plan. These options include options to acquire 18,361 shares of common stock to Mr. J.H. Donnan, options to acquire 9,023 shares of common stock to Mr. James N. Donnan, options to acquire 6,898 shares of common stock to Mr. Russell Donnan, and options to acquire 4,309 shares of common stock to Mr. Neiberger. All of the options have an exercise price of $8.13 per share, have ten-year terms, and vest in one-fifth increments on each anniversary date.

Option Values and Holdings

     The following table provides information regarding unexercised stock options held by the executive officers listed in the compensation table above as of December 31, 2002. None of these officers exercised options during 2002.

NUMBER AND VALUE OF
OPTIONS HELD AS OF DECEMBER 31, 2002

	Number of Securities		Value of Unexercised
	Underlying Unexercised		In-The-Money
	Options at		Options at
	Fiscal Year-End		Fiscal Year-End(1)

Name	Exercisable	Unexercisable	Exercisable	Unexercisable

J.H. Donnan	3,208	16,830	$2,441	$8,210
James N. Donnan	1,900	9,406	$1,400	$4,627
Todd A. Neiberger	10,590	17,080	$8,780	$2,537
Russell E. Donnan	1,576	7,801	$1,173	$3,900

(1)	Based on the difference between the exercise price of the options and the closing price of our common stock on Nasdaq on December 31, 2002.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The following report on executive compensation is furnished by the Compensation Committee of the Board of Directors. In 2002, as in prior years, the non-employee members of the Board of Directors determined the compensation to be paid to our executive officers taking into account recommendations by our Chief Executive Officer.

Compensation Philosophy

     Compensation of the executive officers is designed to link compensation directly to our growth and financial performance. Compensation consists of base compensation, bonuses under the two bonus programs, and options under our stock option and incentive plans. The objective of these elements, taken together, is to provide reasonable base compensation and to retain, recognize, and reward superior performance through bonuses and stock options. The compensation philosophy also assures that we provide a compensation package that is competitive in the marketplace.

     In reviewing and approving base salaries and bonus awards for the executive officers, the Compensation Committee relied on its experience to assess our compensation competitiveness and compensation range for each position. Base salaries are based upon individual performance, experience, competitive pay practices, and level of responsibilities. Our executive officers are paid bonuses if certain individually specific performance objectives are met and if company financial thresholds are achieved. See “Executive Compensation—Our Bonus Programs” above.

Chief Executive Officer Compensation

     The Compensation Committee considers the same factors as outlined above with respect to our other executive officers in evaluating the base salary, incentive bonus, and other compensation of J.H. Donnan, our Chief Executive Officer. The Compensation Committee’s evaluation of Mr. J. H. Donnan’s base salary and incentive bonus is subjective, with no particular weight assigned to any one factor. During our review, we noted the growth of the company and the challenges presented in the company’s very competitive industry. We took into account that under Mr. Donnan’s leadership, we have (i) significantly increased revenue, earnings and profit margins in 2002, (ii) continued to be one of a very limited number of approved vendors of Freddie Mac and Fannie Mae, (iii) expanded into the consumer credit industry by entering into several strategic agreements with institutional customers, and (iv) continued to be an industry leader in customer service and automated technology. Based on the foregoing factors and other considerations, such as Mr. Donnan’s significant industry experience and comparative compensation data, we set Mr. Donnan’s 2003 base salary at $295,212. We also awarded Mr. Donnan a bonus of $363,000 in 2003 since he and the company met the objectives and thresholds we set under our bonus programs. See “Executive Compensation—Our Bonus Programs” above.

Compensation for Other Executive Officers

     Base salaries for executive officers other than our Chief Executive Officer have been set based upon the Compensation Committee’s determination of compensation levels required to remain competitive, given each executive officer’s performance, financial performance, and the competitive environment for executive talent. In setting compensation for these executive officers, we also considered the recommendations of J.H. Donnan, our Chief Executive Officer, who reviewed compensation data obtained from an independent employment company which collects and disseminates compensation information in our region. We also awarded our executive officers bonuses in 2002 since they all met specified individual objectives and the company met certain financial thresholds under our bonus programs.

     This report has been furnished by the members of the Compensation Committee of the Board of Directors of Factual Data Corp.

Daniel G. Helle, Chairman Robert J. Terry Abdul H. Rajput J.H. Donnan

Compensation Committee Interlocks and Insider Participation

     During the fiscal year ended December 31, 2002, our Compensation Committee consisted of Daniel G. Helle, Robert J. Terry, Abdul H. Rajput, and J.H. Donnan. None of such individuals had any contractual or other relationships with our company during such fiscal year except as directors and, in Mr. Donnan’s case, as a director and officer. Mr. Donnan’s compensation was determined by the three independent members of the Compensation Committee. In addition, there are no Compensation Committee interlocks between us and other entities in which any of our directors or executive officers serve as executive officers of such entities.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of our common stock as of January 31, 2003 by

•	each of our executive officers and directors;

•	all of our executive officers and directors as a group; and

•	each person who is known by us to own beneficially more than 5% of our outstanding common stock.

		Percent
	Number of Shares	Beneficially
Name of Beneficial Owner	Beneficially Owned(1)	Owned(2)

Executive Officers and Directors:
J.H. Donnan(3)(12)	1,253,490	20.2%
James N. Donnan(4)(12)	285,014	4.6
Todd A. Neiberger(5)	11,825	*
Russell E. Donnan(6)(12)	278,878	4.5
Robert J. Terry(7)	45,500	*
Abdul H. Rajput(8)	10,000	*
Daniel G. Helle(9)(12)	1,112,829	18.0
J. Barton Goodwin(10)	556,414	9.0
All officers and directors as a group (eight persons)	3,548,950	56.7
5% Shareholders:
Marcia R. Donnan(3)(12)	1,253,490	20.2
CIVC Fund L.P.(9)(12)	1,112,829	18.0
BCI Growth V, L.P.(10)	545,286	8.8
Marshall Financial Partners, L.P.(11)	399,111	6.4

*	Less than 1.0%

(1)	Except as otherwise indicated, each person named in the table has sole voting and investment power with respect to all common stock beneficially owned, subject to applicable community property law. Except as otherwise indicated, each person may be reached at 5200 Hahns Peak Drive, Loveland, Colorado 80538.

(2)	The percentages shown are calculated based upon 6,190,884 shares of common stock outstanding on March 3, 2003. The numbers and percentages shown include the shares of common stock actually owned as of March 3, 2003 and the shares of common stock that the identified person or group had the right to acquire within 60 days of such date. In calculating the percentage of ownership, all shares of common stock that the identified person or group had the right to acquire within 60 days of March 3, 2003 upon the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by any other person.

(3)	Represents 621,861 shares of common stock held by each of J.H. Donnan and Marcia Donnan. Amounts listed for Mr. Donnan include 7,217 shares of common stock issuable upon exercise of stock options and the amounts for Ms. Donnan include 2,551 shares of common stock issuable upon exercise of stock options. J.H. Donnan and Marcia Donnan are husband and wife but each disclaims beneficial ownership of the other’s shares shown above.

(4)	Represents 280,852 shares of common stock and 4,162 shares of common stock issuable upon exercise of stock options. Includes 10,852 shares of common stock held in trust for the benefit of Mr. Russell Donnan’s children. Mr. James Donnan serves as trustee of the trust and retains voting and dispositive power over such shares.

(5)	Represents 11,825 shares of common stock issuable upon exercise of stock options.

(6)	Represents 275,426 shares of common stock and 3,452 shares of common stock issuable upon exercise of stock options. Includes 5,426 shares of common stock held in trust for the benefit of Mr. James Donnan’s son. Mr. Russell Donnan serves as trustee of the trust and retains voting and dispositive power over such shares.

(7)	Represents 40,500 shares of common stock and 5,000 shares of common stock issuable upon exercise of stock options.

(8)	Represents 5,000 shares of common stock and 5,000 shares of common stock issuable upon exercise of stock options.

(9)	Mr. Helle is a managing director of CIVC Fund L.P., and is deemed to be a beneficial owner of its shares. Mr. Helle has shared voting and dispositive power with respect to the shares held by CIVC Fund L.P. The address of CIVC Fund L.P. is 231 South LaSalle Street, Chicago, Illinois 60697.

(10)	Mr. Goodwin is a general partner of BCI Partners, Inc., an investment management company which advises BCI Growth V, L.P. and BCI Investors, LLC, and is deemed to be a beneficial owner of the shares held by these entities. Amounts listed for Mr. Goodwin include 545,286 shares held by BCI Growth V, L.P. and 11,128 shares held by BCI Investors, LLC. Mr. Goodwin has shared voting and dispositive power over shares held by BCI Growth V, L.P. and BCI Investors, LLC. The address for BCI Growth V, L.P. is c/o BCI Partners, Inc., Glenpointe Centre West, Teaneck, New Jersey 07666.

(11)	The address for Marshall Financial Partners, L.P. is 903 North 3rd Street, Suite 300, Minneapolis, Minnesota 55401.

(12)	J.H. Donnan, Marcia Donnan, James Donnan, Russell Donnan, and CIVC Fund, L.P. are parties to an Investors Agreement. The parties to the agreement have agreed to vote their shares of common stock in all elections of directors in favor of the director designated by CIVC for so long as CIVC beneficially owns at least 177,600 shares of our common stock. Currently, Mr. Helle is the designee of CIVC. In addition, without the prior approval of a special committee of the Board of Directors, which must be comprised of Mr. Helle and two independent directors appointed by Mr. Helle, we may not enter into any merger, consolidation, joint venture, recapitalization, partnership, or other combination, or sell or otherwise dispose of more than 50% of our consolidated assets, or similar transaction.

Certain Relationships and Related Transactions

     There were no transactions between us and any of our officers, directors, or shareholders owning more than 5% of our voting securities during the year ended December 31, 2002.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on review of the copies of such reports furnished to us or advice that no filings were required, during fiscal year 2002 all executive officers, directors and greater than 10% beneficial owners complied with the Section 16(a) filing requirements.

OUR AUDIT COMMITTEE

     The members of our Audit Committee for the year 2002 were Messrs. Goodwin, Terry, and Rajput. We adopted an Audit Committee Charter which was attached to our Proxy Statement for our 2000 Annual Meeting of Shareholders. As a result of the Sarbanes-Oxley Act of 2002 and proposed Nasdaq corporate governance and listing requirements, we adopted a new Charter. A copy of our new Charter is attached as Appendix A. In general, the Charter requires our Audit Committee to undertake a variety of activities designed to assist our Board of Directors in fulfilling its oversight role regarding our auditors’ independence, our financial reporting process, our systems of internal control and compliance with applicable laws, rules, and regulations. Most importantly, the Charter states that the independent public accountants are to be selected by, and are ultimately accountable to, the Audit Committee.

     The Audit Committee members do not serve as professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent public accountants. The Committee serves a board-level oversight role where it receives information from, consults with, and provides its views and directions to, management and the independent public accountants on the basis of the information it receives and the experience of its members in business, financial, and accounting matters. Although we have not designated any member of our Audit Committee as a financial expert, our Board of Directors believes that each Audit Committee member possesses the requisite degree of financial acumen, experience and judgment to serve in their respective capacities. Moreover, our Audit Committee Charter empowers the Audit Committee to engage, at our expense, additional financial reporting and accounting expertise at any time it believes that such may be necessary or helpful in discharging its duties. We have determined that the members of our Audit Committee are “independent” as that term is defined by the Nasdaq’s rules and regulations.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     Our board has delegated to us as the Audit Committee, the responsibility to, among other things, (i) oversee and monitor the company’s financial reporting, auditing and accounting process, (ii) be directly responsible for the appointment, compensation, oversight and, if deemed necessary, the removal of our independent public accountants, and (iii) provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors. The Audit Committee’s duties and responsibilities are embodied in a written charter, which is evaluated annually. Recently, our Board of Directors and our Audit Committee evaluated the effect of the Sarbanes-Oxley Act on the Audit Committee and its Charter. The Sarbanes-Oxley Act sets forth a number of new corporate governance standards, including certain Audit Committee responsibilities. The SEC has proposed new rules proposing standards for listed companies’ audit committee. Finally, Nasdaq has proposed changes to its corporate governance and listing requirements which are before the SEC for approval. In light of the Sarbanes-Oxley Act and Nasdaq proposals, on February 21, 2003, the Audit Committee and our Board of Directors approved a new Audit Committee Charter, attached hereto as Appendix A. The Audit Committee has considered and will continue to reconsider its charter in light of these legislative and rule-making initiatives with the intention of maintaining full compliance with the Sarbanes-Oxley Act SEC rules and applicable Nasdaq governance listing standards.

     The Audit Committee has reviewed and discussed our consolidated financial statements for the fiscal year ended December 31, 2002 with management and the independent public accountants. The Audit Committee has discussed with the independent public accountants matters required to be discussed by Statement on Auditing Standards No. 61, as amended, (Communication with Audit Committees). In addition, the independent public accountants provided to the Audit Committee the written disclosures required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the Audit Committee and the independent public accountants have discussed their independence from the company and its management, including the matters in those written disclosures. Additionally, the Audit Committee considered the fees and costs billed and expected to be billed by the independent public accountants for our audit services. The Audit Committee has discussed with management the requirement for the Committee’s advance approval of any non-audit services proposed to be provided by the independent public accountants in order to fully consider whether any such services are compatible with maintaining their auditing independence.

     The Audit Committee has discussed with the independent public accountants, with and without management present, their evaluations of our internal accounting controls and the overall quality of our financial reporting.

     In reliance on the reviews and discussions with management and the independent public accountants referred to above, the Audit Committee recommended to the Board of Directors and the board has approved the inclusion of the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission. The Audit Committee also selected our company’s independent public accountants for 2003.

J. Barton Goodwin, Chairman Robert J. Terry Abdul H. Rajput

PERFORMANCE GRAPH

     The following line graph compares cumulative total shareholder returns for (i) our common stock; (ii) the Nasdaq Composite Index; and (iii) a peer group consisting of the five companies listed below the graph. The graph assumes an investment of $100 in our common stock on May 13, 1998, the date on which our common stock became registered under Section 12 of the Securities Exchange Act of 1934 as a result of our initial public offering, and an investment in each of the Nasdaq Composite Index and peer group of $100 on May 13, 1998. The graph covers the period from May 13, 1998 through December 31, 2002.

     The calculation of cumulative shareholder return for the Nasdaq Composite Index and the peer group includes reinvestment of dividends. The calculation of cumulative shareholder return on our common stock does not include reinvestment of dividends because we did not pay dividends during the measurement period. The performance shown is not necessarily indicative of future performance.

Total Return Analysis
	5/13/98	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02

Factual Data Corp.	$100.00	$132.04	$124.27	$82.52	$124.27	$109.65
Peer Group	$100.00	$136.54	$99.99	$129.15	$111.51	$93.00
Nasdaq Composite	$100.00	$121.48	$225.45	$136.87	$114.09	$78.12

Source: CTA Public Relations www.ctapr.com. Data from BRIDGE Information Systems, Inc.

     We believe the mortgage credit reporting business has similarities to, and can be affected by factors in the general credit reporting business. We are the only publicly traded company whose principal line of business is mortgage credit reporting, so a directly comparable peer group is not available. The peer group presented consists of SourceCorp, Incorporated (SRCP) which provides business outsourcing; First Service Corporation (FSRV) which provides property and business services; Fidelity National Information Solutions, Inc. (FNIS) which provides mortgage related services; Pro Business Services, Inc. (PRBZ) which provides business service outsourcing; and Administaff, Inc. (ASF) which provides human resources outsourcing.

PROPOSAL 2: TO INCREASE THE NUMBER OF SHARES
RESERVED FOR ISSUANCE UNDER OUR
1999 EMPLOYEE FORMULA AWARD STOCK OPTION PLAN

     We are requesting that you approve an increase of 400,000 shares to the number of shares reserved for issuance under our 1999 Employee Formula Award Stock Option Plan, which was adopted by shareholders in October 1999. When initially adopted, there were only 100,000 shares of our common stock reserved for issuance under the plan. At our annual meeting held on July 28, 2000, shareholders approved an increase in shares reserved under the plan to 400,000. At our annual meeting held November 1, 2002, shareholders approved an increase in shares reserved under the plan to 600,000. We are proposing a further increase from 600,000 to 1,000,000 at this meeting.

     All of the material terms of the plan are set forth above under “Our 1999 Employee Formula Award Stock Option Plan.”

     We have grown substantially over the past few years, and as of March 1, 2003, we had 273 full-time employees. In January 2003, after annual option grants to our employees pursuant to the formula provisions of the plan, we were left with fewer than 48,000 shares to cover future option grants. We believe that the number of shares reserved for issuance under the plan should be increased by 400,000 shares. Our Board of Directors believes that this plan, which provides option grants to most full-time employees, aligns the interests of our employees with our shareholders, assists us with recruiting and retaining qualified personnel, and provides our employees with another form of compensation. Options issued under the plan have an exercise price equal to the fair market value of our common stock at the date of grant.

     The affirmative vote of the holders of a majority of the shares of our common stock represented at the meeting is required to approve this proposal.

     The Board of Directors recommends a vote FOR the approval of the proposal to increase the number of shares reserved under the 1999 Employee Formula Award Stock Option Plan by an additional 400,000 shares.

PROPOSAL 3: APPROVAL OF AUDIT COMMITTEE’S SELECTION
OF THE INDEPENDENT PUBLIC ACCOUNTANTS

     Our Audit Committee has engaged BDO Seidman, LLP, independent public accountants, to audit our consolidated financial statements for the fiscal year ending December 31, 2003. Our Board of Directors recommends that shareholders approve the Audit Committee’s selection of the independent public accountants. Before the Audit Committee selected BDO Seidman, LLP, it carefully considered the qualifications of the firm, including its services and performance for our company during the last two years, and the reputation of the firm and the professionals performing the services for integrity and competence in the fields of accounting and auditing. Although neither state nor federal law requires shareholder approval of the Audit Committee’s selection, we believe as a matter of good corporate practice that our shareholders should have an opportunity to express their views in this regard. If approval of this proposal is not obtained, the Audit Committee may reconsider its selection but it is not obligated to do so. The Audit Committee anticipates that representatives of BDO Seidman, LLP will be present at the meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

     Aggregate fees billed to our company for the fiscal year ended December 31, 2002 by our principal accounting firm, BDO Seidman, LLP, were as follows:

Audit fees	$86,000
Financial information system design and implementation fees	$2,812
All other fees, including:	$189,474

•	tax preparation

•	merger due diligence

•	abandoned securities offering

•	acquisition matters

•	401(k) audit services

     The members of our Audit Committee believe that the non-audit services provided by BDO Seidman, LLP, referenced above in “Financial information systems design and implementation fees” and “All other fees,” are compatible with maintaining our principal accounting firm’s independence.

     Approximately 85% of the total hours to complete the audit of our financial statements for the year ended December 31, 2002, were incurred by Anton Collins Mitchell LLP, members of the BDO alliance network of firms. Such members are not full time, permanent employees of BDO Seidman, LLP.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

     Any shareholder who wishes to present a proposal to be considered at our 2004 annual meeting of shareholders and who wishes to have such proposal receive consideration for inclusion in our proxy statement for such meeting must deliver such proposal in writing to the company at 5200 Hahns Peak Drive, Loveland, Colorado 80538, not later than January 1, 2004. Any such shareholder proposal must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934.

OTHER MATTERS

     At the date of mailing of this proxy statement, we are not aware of any business to be presented at the meeting other than the proposals discussed above. If other proposals are properly brought before the meeting, any proxies returned to us will be voted as the proxyholders see fit.

By Order of the Board of Directors

	By	/s/ Russell E. Donnan

Russell E. Donnan, Secretary

Loveland, Colorado
April 8, 2003

APPENDIX A

2003 Charter of the Audit Committee
of
Factual Data Corp.

CHARTER
of the
AUDIT COMMITTEE
of the
BOARD of DIRECTORS of FACTUAL DATA CORP.

I.     PURPOSE

     The primary function of the Audit Committee (the “Committee”) is to assist the Board of Directors of Factual Data Corp. (the “Company”) in fulfilling its oversight responsibilities by reviewing and appraising (a) the financial reports and other financial information provided by the Company to shareholders, potential shareholders, and the investment community; (b) reports resulting from the performance of audits by the independent auditor and the Company’s financial management concerning the Company’s systems of internal controls regarding finance and accounting that management and the Board of Directors have established; (c) the integrity of the Company’s financial statements; (d) the Company’s compliance with legal and regulatory requirements; (e) the independent auditor’s qualifications and independence; (f) the performance of the Company’s internal audit function and independent auditor; and (g) the Company’s auditing, accounting and financial reporting processes in general.

     Consistent with its function, the Committee shall encourage continuous improvement of, and foster adherence to, the Company’s policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Company’s financial reporting, auditing and accounting processes and the systems of internal controls regarding finance and accounting compliance;

•	Be directly responsible for the appointment, compensation, oversight and, where appropriate, replacement of the Company’s independent auditor;

•	Review and appraise the audit efforts of the Company’s financial management; and

•	Provide an open avenue of communication among the independent auditor, financial and senior management, and the Board of Directors.

     In fulfilling its responsibilities, the Committee shall have direct access to the independent auditor as well as anyone within the Company, and the independent auditor shall report directly to the Committee. The Committee shall have the ability to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary or appropriate in the performance of its duties. The Committee will primarily fulfill its responsibilities by carrying out the activities outlined in Section IV of this Charter.

II.     COMPOSITION

     Members of the Committee shall meet the independence, financial literacy and expertise, and other qualification requirements of the federal securities laws and the applicable regulations of the Securities and Exchange Commission (“SEC”), the National Association of Securities Dealers, Inc. Automated Quotation System (“Nasdaq”) and the Public Company Accounting Oversight Board. The Committee shall be comprised of three or more directors as determined by the Board of Directors. The Board of Directors shall determine in its business judgment the adequacy of the qualifications of each member of the Committee.

III.     MEETINGS

     The Committee shall meet at least four (4) times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee shall provide sufficient opportunity for the independent auditor to meet with the Committee without members of management present. At least quarterly, the Committee shall meet separately with the independent auditor and with management.

IV.     RESPONSIBILITIES

     In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible in order to effectively react to changing conditions. The Committee shall take all appropriate actions to set the overall corporate tone for quality financial reporting, sound business risk practices, and ethical behavior. To fulfill its responsibilities, the Committee shall obtain the approval of the Board of Directors for the adoption of this Charter and review and reassess this Charter on an annual basis. The Committee shall also annually review its own performance. More specifically, the Committee shall:

Financial Statement and Disclosure Matters

1.	Review the Company’s annual audited financial statements contained in the annual report to shareholders with financial management and the independent auditor prior to the filing of the Company’s Annual Report on Form 10-K to determine that the independent auditor does not take exception to the disclosure and content of the financial statements and that the auditor believes such financial statements reflect all material correcting adjustments that have been identified by the independent auditor in accordance with generally accepted accounting principles and the rules and regulations of the SEC. Also, any other matters required to be communicated to the Committee by the independent auditor pursuant to Statement on Auditing Standards (“SAS”) No. 61, as amended, Communication With Audit Committees, shall be discussed, including significant adjustments, management judgments and accounting estimates, significant new accounting policies, the management letter provided by the independent auditor and the Company’s response thereto, and any difficulties or problems encountered in the course of the audit work or disagreements with management and management’s response.

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2.	Review the Company’s quarterly financial statements with financial management and the independent auditor prior to the filing of the Company’s Quarterly Reports on Form 10-Q to determine that the independent auditor does not take exception to the disclosure and content of the financial statements and that the auditor believes such financial statements reflect all material correcting adjustments that have been identified by the independent auditor in accordance with generally accepted accounting principles and the rules and regulations of the SEC. Also, review with financial management and the independent auditor the results of their timely analysis of significant financial reporting issues and practices, and discuss any other matters required to be communicated to the Committee by the independent auditor pursuant to SAS No. 61.

3.	Confirm with management of the Company and the independent auditor that:

a.	Each annual and quarterly financial report required to be filed with the SEC discloses all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses.

b.	Any pro forma financial information contained in any periodic or other report filed with the SEC pursuant to the securities laws, or in any public disclosure or press or other release, is presented in a manner that complies with applicable requirements of law and the rules and regulations of the SEC.

4.	Discuss with management and the independent auditor (a) the Company’s disclosures in its periodic reports under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operation” and (b) significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and disclosure controls and procedures, the development, selection and disclosure of critical accounting estimates, and analyses of the effect of alternative accounting treatments on the Company’s financial statements.

5.	Review with financial management and the independent auditor their judgments about (a) the quality, not just acceptability, of the Company’s accounting principles; (b) the consistency of application of the Company’s accounting policies; and (c) the clarity and completeness of the financial statements and related disclosures.

6.	Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” “EBITDA” or other non-GAAP information, as

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well as financial information and earnings guidance provided to analysts and rating agencies.

7.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

8.	Inquire of management, the internal auditor, and the independent auditor about significant financial risks or exposures to the Company and assess the steps management has taken to mitigate such risks or exposures.

The Independent Auditor

9.	Meet with the independent auditor of the Company to review and approve in advance for the current year the engagement of the independent auditor to audit the annual financial statements of the Company and its subsidiaries, including timely quarterly reviews. The Committee may meet with management of the Company and solicit its views as to the engagement of the independent auditor, but the Committee shall retain the ultimate authority and responsibility for such engagement. In addition, the Committee shall review procedures to be utilized by the independent auditor (including planning and staffing of the audit), the amount of the independent auditor’s compensation, and at the conclusion of such engagement, any comments or recommendations of the independent auditor. The engagement of the independent auditor shall comply with all applicable requirements of law, including the following:

a.	The Committee shall approve in advance all audit services to be performed by the independent auditor.

b.	With respect to non-audit services, the independent auditor shall not perform any such services that are prohibited by the Sarbanes-Oxley Act of 2002 or any rule or regulation promulgated thereunder.

c.	The Committee shall approve in advance as required by law any non-audit services that may be performed by the independent auditor and verify such non-audit services are disclosed in the Company’s periodic reports. The Committee may delegate to one or more of its designated members, the authority to grant pre-approvals of non-audit services. The decisions of any designee to pre-approve a non-audit service shall be presented to the full Committee at each of its scheduled meetings.

d.	Each of the lead (or coordinating) audit partner (having primary responsibility for the audit) and the audit partner responsible for reviewing the audit shall have not performed audit services for the Company in each of the 5 previous fiscal years of the Company.

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10.	Maintain a clear understanding with the independent auditor that it is ultimately accountable to the Committee as representatives of the shareholders, and that the Committee has the ultimate authority and is directly responsible for the appointment, compensation, oversight, and where appropriate, replacement of the independent auditor.

11.	Establish procedures for:

a.	the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and

b.	the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

12.	On an annual basis, review with the independent auditor (a) the independent auditor’s internal quality-control procedures, and (b) all relationships between the independent auditor and the Company. Also, obtain and review reports from the independent auditor as required by applicable law and regulation. Taking into account the opinions of management, evaluate the qualifications, performance and independence of the independent auditor, including the nature and scope of any disclosed relationships or professional non-audit services provided to the Company by the independent auditor. The Committee shall take, or recommend the Board of Directors take, appropriate action to ensure high-quality level audits by, and the continuing independence of, the independent auditor.

13.	In connection with each periodic report of the Company, review the report of the Chief Executive Officer and Chief Financial Officer to be included in each Quarterly Report on Form 10-Q regarding the Company’s disclosure controls and procedures, and the report of management to be included in each Annual Report on Form 10-K regarding the effectiveness of the Company’s internal control structure and procedures for financial reporting.

14.	Recommend to the Board of Directors policies for the Company’s hiring of employees or former employees of the independent auditor who are or were engaged on the Company’s account.

Committee Reporting

15.	Report regularly to the Board of Directors.

16.	Review, approve, and include a report in the proxy statement for the Company’s annual meeting of shareholders disclosing whether the Committee has (1) reviewed and discussed the audited financial statements with management and the independent auditor; (2) discussed with the independent auditor the matters required to be discussed by SAS No. 61; and (3) received from the independent auditor disclosures regarding its independence required by Independence

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Standards Board (“ISB”) Standard No. 1, Independence Discussions With Audit Committees, and discussed with the independent auditor its independence. In addition, the report shall include a statement whether, based on the review and discussions conducted pursuant to the previous sentence, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

17.	Include a copy of this Charter in the proxy statement for the Company’s annual meeting of shareholders at least triennially or the year after any significant amendment to the Charter.

18.	Submit the minutes of all meetings of the Committee to the Board of Directors.

Other Compliance

19.	The Company shall provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the board of directors, for payment of compensation (a) to the independent auditor and (b) to any advisers employed by the Committee.

20.	Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

21.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company’s financial statements or accounting policies.

22.	Review with the Company’s legal counsel any matter that could have a significant impact on the Company’s financial statements.

23.	Perform any other activities consistent with this Charter and the Company’s Bylaws as the Committee or the Board of Directors deem necessary or appropriate.

V.     LIMITATIONS OF COMMITTEE’S ROLE

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the Committee’s duty to audit the Company’s financial statements or to determine that the Company’s financial statements are complete and accurate or in accordance with GAAP. These are the responsibilities of management and the independent auditor.

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PROXY	PROXY

FACTUAL DATA CORP.
5200 Hahns Peak Drive
Loveland, Colorado 80538

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of Factual Data Corp. acknowledges receipt of the notice of the annual meeting of shareholders, to be held Friday, May 2, 2003, at 8:00 a.m., at the Conference Center, 5200 Hahns Peak Drive, Loveland, Colorado and hereby appoints J.H. Donnan and Todd A. Neiberger, or either of them, each with the power of substitution, as attorneys and proxies to vote all the shares of the undersigned at the annual meeting and at all adjournments thereof, hereby ratifying and confirming all that the attorneys and proxies may do or cause to be done by virtue hereof. The above-named attorneys and proxies are instructed to vote all of the undersigned’s shares as follows:

1.	Election of Directors:

[ ] FOR all nominees listed below (except as indicated)

[ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below:

James N. Donnan	Todd A. Neiberger	J. Barton Goodwin

2.	Approval to increase the number of shares reserved for issuance under our 1999 Employee Formula Award Stock Option Plan from 600,000 to 1,000,000 shares.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

3.	Approval of the selection of BDO Seidman, LLP as our independent public accountants for the year ending December 31, 2003.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

4.	In the transaction of such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR APPROVAL OF THE PROPOSAL TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER OUR 1999 EMPLOYEE FORMULA AWARD STOCK OPTION PLAN AND FOR THE SELECTION OF BDO SEIDMAN LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY, AND AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

DATED:	2003

SIGNATURE

SIGNATURE IF HELD JOINTLY

Please sign your name exactly as it appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. NOTE: SECURITIES DEALERS PLEASE STATE THE NUMBER OF SHARES VOTED BY THIS PROXY: